                                                       Deutsche Asset Management

                                                                   Mutual Fund
                                                                      Prospectus


                                                                January 1, 2002,
                                                                 as supplemented
                                                           through July 12, 2002


[GRAPHIC]                                                Class A, B and C Shares

Japanese Equity Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]

                                                      A member of the
                                                      Deutsche Bank Group [LOGO]

Overview
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of Japanese Equity Fund-Class A, B and C Shares


Goal: The Fund seeks high capital appreciation.


Core Strategy: The Fund seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in the Japanese Equity Portfolio of Deutsche Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and the Portfolio.
--------------------------------------------------------------------------------

Japanese Equity Fund--Class A, B and C Shares


Overview of Japanese Equity Fund

Goal ......................................................  3
Core Strategy .............................................  3
Investment Policies and Strategies ........................  3
Principal Risks of Investing in the Fund ..................  4
Who Should Consider Investing in the Fund .................  4
Total Returns, After Fees and Expenses ....................  5
Fees and Expenses of the Fund .............................  6

A Detailed Look at Japanese Equity Fund

Objective .................................................  8
Strategy ..................................................  8
Principal Investments .....................................  8
Investment Process ........................................  8
Other Investments .........................................  8
Risks .....................................................  9
Organizational Structure .................................. 10
Management of the Fund .................................... 10
Administrator ............................................. 11
Calculating the Fund's Share Price ........................ 11
Dividends and Distributions ............................... 12
Tax Considerations ........................................ 12
Buying and Selling Fund Shares ............................ 12
Sales Charges ............................................. 14
How to Choose the Class That Is Right for You ............. 16
Financial Highlights ...................................... 19


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                                        3

Overview of Japanese Equity Fund--Class A, B and C Shares

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


..  Stock prices could decline generally.

..  The individual stocks chosen by the Fund's Advisors could decline in value.


Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

.. As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

.. Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.


.. Because the Fund may invest in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.


Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

.. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

.. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

.. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

.. The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND


You should consider investing in the Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center'.)


The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                                       4

                       Overview of Japanese Equity Fund--Class A, B and C Shares


TOTAL RETURNS, AFTER FEES AND EXPENSES

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Returns
Class A Shares*
(each full calendar year since inception)

                               [CHART]

                         1998            4.70%
                         1999          169.29%
                         2000          -34.50%



* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A Shares was -27.20%. For the period shown in the bar chart, the highest return in any calendar quarter was 33.98% (fourth quarter 1999) and the lowest quarterly return was -18.27% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.




  Performance For Periods Ended
  December 31, 2000
                              Average Annual Total Returns
                                                     Since
                              1 Year   3 Years   Inception
  Class A shares/1/          -38.10%   20.40%      13.18%/3/
  MSCI Japan Index/2/        -28.16%    6.82%       2.42%/4/
--------------------------------------------------------------------------------
  Class B shares/1/          -39.23%       NA      29.08%/5/
  MSCI Japan Index/2/        -28.16%       --      16.62%/6/
--------------------------------------------------------------------------------


/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/2/ The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
/3/ October 20, 1997.
/4/ For the period October 31, 1997 through December 31, 2000.
/5/ August 10, 1998.
/6/ For the period August 31, 1998 through December 31, 2000.

No performance information is provided for the Class C Shares because they have only been offered since May 31, 2000. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

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                                       5

Overview of Japanese Equity Fund--Class A, B and C Shares

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See 'Sales Charges--Redemption Price.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See 'Sales Charges--Redemption Price.')

/4/ Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled 'Organizational Structure'.)

/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements)'.

    Shareholder Fees:
    (fees paid directly from your investment)

                                     Class A     Class B     Class C
                                      Shares      Shares      Shares
                                     Initial    Deferred    Deferred
                                       Sales       Sales       Sales
                                      Charge      Charge      Charge

    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)       5.50%       None        None
--------------------------------------------------------------------------
    Maximum Deferred Sales
    Charge (Load) (as a percentage
    of original purchase price or
    redemption proceeds,
    whichever is lower)                 1.00%/1/    5.00%/2/    1.00%/3/
--------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Reinvested
    Dividends                           None        None        None
--------------------------------------------------------------------------
    Redemption Fee                      2.00%       None        None
--------------------------------------------------------------------------
    Exchange Fee                        None        None        None
--------------------------------------------------------------------------

    Annual Fund Operating Expenses/4/:
    (expenses paid from Fund assets)

    Management Fees                     0.85%       0.85%       0.85%
--------------------------------------------------------------------------
    Distribution and/or Service
    (12b-1) Fees/5/                     0.25%       1.00%       1.00%
--------------------------------------------------------------------------
    Other Expenses                      6.56%       6.85%       7.07%
--------------------------------------------------------------------------
    Total Annual Fund Operating
    Expenses (before fee
    waivers and expense
    reimbursements)                     7.66%       8.70%       8.92%
--------------------------------------------------------------------------
    Total Fee Waivers and
    Reimbursements of
    Fund Expenses/6/                   (6.06)%     (6.35)%     (6.57)%
--------------------------------------------------------------------------
    Total Net Annual Fund Operating
    Expenses (after fee waivers and
    expense reimbursements)             1.60%       2.35%       2.35%


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                                        6

                       Overview of Japanese Equity Fund--Class A, B and C Shares

Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

  Expense Example
                     1 Year*   3 Years    5 Years   10 Years
  Class A Shares       $704    $2,161     $3,542    $6,685
--------------------------------------------------------------------------------
  Class B Shares       $738    $2,244     $3,731    $7,055
--------------------------------------------------------------------------------
  Class C Shares       $338    $1,998     $3,623    $7,160
--------------------------------------------------------------------------------

  You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
  Class A Shares       $704    $2,161     $3,542    $6,685
--------------------------------------------------------------------------------
  Class B Shares       $238    $1,959     $3,554    $7,055
--------------------------------------------------------------------------------
  Class C Shares       $238    $1,998     $3,623    $7,160
--------------------------------------------------------------------------------

* Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

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                                        7

A detailed look
--------------------------------------------------------------------------------
at Japanese Equity Fund--Class A, B and C Shares

OBJECTIVE

The Fund seeks high capital appreciation through its investment in the Portfolio. The Fund, through the Japanese Equity Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.


The Advisors are responsible for managing the Portfolio's investments. (See the section entitled `Management of the Fund.') There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Advisors seek investments in large and medium-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs.

PRINCIPAL INVESTMENTS

The Portfolio invests primarily in common and preferred stocks.

INVESTMENT PROCESS

The Advisors seek to outperform the MSCI Japan Index, although there is no guarantee that the Fund will do so.

In assessing which investments to sell, the Advisors consider the following factors, among others:

.. Whether the company continues to meet the Portfolio's criteria for an initial investment in a security; and

.. Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

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                                        8

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

.. Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

.. Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

.. Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

.. Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

.. the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

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                                        9

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

.. derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

.. the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

.. the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

ORGANIZATIONAL STRUCTURE

The Fund is a 'feeder fund' that invests substantially all of its assets in the Japanese Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Mangement, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor to the Portfolio. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM'), was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.


Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. At its June 2002 meeting, the Fund's Board of Directors approved Deutsche Asset Management (Japan) Limited an affiliate of the Advisor and Sub-Advisor, as the new sub-advisor to the Portfolio, subject to approval by Fund shareholders. The Fund's shareholders will consider and vote on this matter at a meeting to be held on August 16, 2002.


The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through December 31, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolio are also portfolio managers for DWS Investment.

Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as 'DWS Group', an Investment Group of Deutsche Bank.

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                                       10

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's ('S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the 'best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year periods; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the 'best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its 'best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its 'best international equity fund,' also for the second consecutive year.

Portfolio Managers


DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has three members, and includes Klaus Kaldemorgen, who has over 16 years of experience as an investment manager.


ADMINISTRATOR

Investment Company Capital Corp. ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------
                                       11

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

  Transaction                    Tax Status

  Income dividends               Ordinary income
--------------------------------------------------------------------------------
  Short-term capital gains       Ordinary income
  distributions*
--------------------------------------------------------------------------------
  Long-term capital gains        Long-term capital gains
  distributions*
--------------------------------------------------------------------------------

  * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

  Transaction                    Tax Status

  Your sale of shares owned      Generally, long-term capital
  for more than one year         gains or losses
--------------------------------------------------------------------------------
  Your sale of shares owned      Generally, short-term capital
  for one year or less           gains or losses subject to
                                 special rules
--------------------------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect a credit (or deduction) for foreign taxes on your individual income tax return if this election is made.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

--------------------------------------------------------------------------------
                                       12

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

Minimum Account Investments

Initial investment in Class A, B or C Shares                              $2,000
Subsequent investments                                                    $  100
IRA account, initial investment (there is no minimum for subsequent
investments)                                                              $1,000
Initial investment for shareholders of other Deutsche Asset
Management Funds' Class A, B and C Shares                                 $  500
Automatic investing plan, initial investment                              $  250
  Weekly, semi-monthly or monthly plan subsequent investments             $  100
  Quarterly plan subsequent investments                                   $  250
  Semi-annual or annual plan subsequent investments                       $  500
Minimum investment for qualified retirement plans
(such as 401(k), pension or profit sharing plans)                         $    0

Account Balance:
  Non-retirement account                                                  $  500
  IRA account                                                             $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimum.

Automatic Investing Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled `Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

..  A letter of instruction, if you are redeeming shares worth more than
   -----------------------
   $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

.. A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

..  Any stock certificates representing the shares you are redeeming. The
       ------------------
   certificates must be properly endorsed or accompanied by a duly executed stock power.

..  Any additional documents that may be required if your account is in the name
       --------------------
   of a corporation, partnership, trust or fiduciary.

Short-Term Redemption Fee

The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A Shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A Shares, discourages short-term investments in Class A Shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to Shares:

..  purchased before August 13, 2001;

..  acquired through reinvestment of dividends and other distributions;

.. in an account which is closed because the account fails to meet minimum balance requirements; and

..  held by 401(k) plans, individual retirement accounts or profit sharing plans.

The short-term redemption fee applies to Class A Shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among

--------------------------------------------------------------------------------
                                       13

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Fund will use the 'first-in, first out' method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The miniumum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge'. Contact your service agent or the Service Center for information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the account application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern Time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form, may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends of distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:

                        Class A Sales Charge
                              as a % of

                                        Net   Class B  Class C
     Amount of           Offering    Amount     Sales    Sales
     ---------
     Purchase               Price  Invested    Charge   Charge

     Less than  $ 50,000    5.50%     5.82%      None     None
   ---------------------------------------------------------------
     $ 50,000 - $ 99,999    4.50%     4.71%      None     None
   ---------------------------------------------------------------
     $100,000 - $249,999    3.50%     3.63%      None     None
   ---------------------------------------------------------------
     $250,000 - $499,999    2.50%     2.56%      None     None
   ---------------------------------------------------------------
     $500,000 - $999,999    2.00%     2.04%      None     None
   ---------------------------------------------------------------
     $1,000,000 and over     None      None      None     None
   ---------------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A Shares of any other Deutsche Asset Management fund or if you already have investments in Class A Shares, you may combine the value of your purchases with the value of your existing Class A share

--------------------------------------------------------------------------------
                                       14

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A Shares of this Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A Shares of certain other Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director or Trustee of this or any affiliated fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B, or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B, or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. (See the section entitled 'Important Information about buying and Selling Shares.')

You may request an exchange through your service agent. Contact them for details on how to enter your order. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

.. The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

.. You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.

.. Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

.. If your shares are in a taxable account, you may have to pay taxes on the exchange.

--------------------------------------------------------------------------------
                                       15

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

.. Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable sales charge will be deducted from your redemption price according to the following schedule:

                                Sales Charge as a Percentage
                                    of the Dollar Amount
                                      Subject to Charge
                           (as a % of the Lesser of Cost or Value)

                              Class A     Class B     Class C
     Years Since Purchase      Shares      Shares      Shares

     First                     1.00%*       5.00%       1.00%
   -------------------------------------------------------------
     Second                    1.00%*       4.00%        None
   -------------------------------------------------------------
     Third                       None       3.00%        None
   -------------------------------------------------------------
     Fourth                      None       3.00%        None
   -------------------------------------------------------------
     Fifth                       None       2.00%        None
   -------------------------------------------------------------
     Sixth                       None       1.00%        None
   -------------------------------------------------------------
     Thereafter                  None        None        None
   -------------------------------------------------------------

*You will pay a deferred sales charge when you redeem Class A Shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

.. No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

.. If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

..  If you acquired your shares through an exchange of shares of another Deutsche
   Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

.. The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your service agent or the Service Center that such circumstances exist.

Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower

--------------------------------------------------------------------------------
                                       16

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A Shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses from that point on.

If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares, and there is no conversion to Class A Shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans and Shareholder Servicing

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C Shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information about Buying and Selling Shares

..  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

.. After the Fund or your service agent receives your order, you will buy or sell your shares at the next net asset value calculated on a day the New York Stock Exchange is open for business adjusted for any applicable sales charge.

.. The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

.. The payment of redemption proceeds (including exchanges) for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

.. Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

.. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

.. The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

.. The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares `in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

.. The Fund issues share certificates only for Class A Shares and only upon request.

--------------------------------------------------------------------------------
                                       17

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

.. You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail or facsimile.

..  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

.. The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

.. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

.. Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

--------------------------------------------------------------------------------
                                       18

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Japanese Equity Fund. The financial information for fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Japanese Equity Fund.

    Financial Highlights
    (for a share outstanding throughout each period)

                                                                                     Class A Shares
                                                                                                                For the Period
                                                           For the Year      For the Year       For the Year       October 20,
                                                                  Ended             Ended              Ended              1997/1/
                                                             August 31,        August 31,         August 31,     to August 31,
                                                                   2001              2000               1999              1998
    Per share operating performance:
    Net asset value, beginning of period                       $  19.85           $ 20.12           $   9.85           $ 12.50
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
    Net investment (expenses in excess of) income                 (0.12)/2/         (0.28)              0.00/3/          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on
      investments and foreign currencies                          (6.12)             5.82              10.27             (2.58)
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              (6.24)             5.54              10.27             (2.65)
------------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net realized gains                                            (4.14)            (5.81)                --                --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (4.14)            (5.81)                --                --
------------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                             $   9.47           $ 19.85           $  20.12           $  9.85
------------------------------------------------------------------------------------------------------------------------------------
    Total investment return/4/                                   (37.79)%           25.57%            104.26%           (21.20)%
------------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                   $  1,207           $ 3,262           $ 11,010           $    14
------------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                  (0.88)%           (1.23)%            (1.29)%           (1.00)%/5/
------------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          1.60%             1.60%              1.60%             1.60%/5/
------------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          7.66%             4.32%              5.88%           454.24%/5/
------------------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Amount rounded to less than $0.01.
/4/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/5/ Annualized.

--------------------------------------------------------------------------------
                                       19

A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

    Financial Highlights
    (for a share outstanding throughout each period)

                                                                                     Class B Shares
                                                                                                               For the Period
                                                           For the Year      For the Year      For the Year        August 10,
                                                                  Ended             Ended             Ended              1998/1/
                                                             August 31,        August 31,        August 31,     to August 31,
                                                                   2001              2000              1999              1998
    Per share operating performance:
    Net asset value, beginning of period                        $ 24.85           $ 24.58           $ 12.11          $  12.50
----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
    Expenses in excess of income                                  (0.27)/2/         (0.63)            (0.12)            (0.01)
----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on
      investments and foreign currencies                          (7.97)             6.71             12.59             (0.38)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              (8.24)             6.08             12.47             (0.39)
----------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net realized gains                                            (4.14)            (5.81)               --                --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                           (4.14)            (5.81)               --                --
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                              $ 14.53           $ 24.85           $ 24.58          $  12.11
----------------------------------------------------------------------------------------------------------------------------------
    Total investment return (based on net asset value)/3/        (38.32)%           22.66%           102.97%            (3.12)%
----------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                    $ 3,134           $ 5,621           $ 4,604          $    283
----------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                  (1.62)%           (1.90)%           (1.74)%           (1.25)%/4/
----------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          2.35%             2.35%             2.35%             2.35%/4/
----------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio          8.70%             5.35%            14.99%           454.99%/4/
----------------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.

--------------------------------------------------------------------------------
                                       20

                A Detailed Look at Japanese Equity Fund--Class A, B and C Shares

    Financial Highlights
    (for a share outstanding throughout each period)

                                                                                                   Class C Shares
                                                                                           For the Year    For the Period
                                                                                                  Ended      May 31, 2000/1/
                                                                                             August 31,     to August 31,
                                                                                                   2001              2000
    Per Share Operating Performance:
    Net asset value, beginning of period                                                       $  24.85            $24.10
-----------------------------------------------------------------------------------------------------------------------------------
    Income from Investment Operations:
    Expenses in excess of income                                                                  (0.26)/2/         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments and foreign currencies                 (7.97)             0.79
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                              (8.23)             0.75
-----------------------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
    Net realized gains                                                                            (4.14)               --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                                           (4.14)               --
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                                                             $  14.53            $24.85
-----------------------------------------------------------------------------------------------------------------------------------
    Total investment return/3/                                                                   (38.27)%            3.11%
-----------------------------------------------------------------------------------------------------------------------------------
    Supplemental data and ratios:
    Net assets, end of period (000s omitted)                                                   $    281            $  110
-----------------------------------------------------------------------------------------------------------------------------------
    Ratios to average net assets:
    Expenses in excess of income                                                                  (1.70)%           (2.07)%/4/
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses after waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio                                          2.35%             2.35%/4/
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses before waivers and/or reimbursements,
      including expenses of the Japanese Equity Portfolio                                          8.92%             8.74%/4/
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/4/ Annualized.

--------------------------------------------------------------------------------
                                       21

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

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   PO Box 219210
                   Kansas City, MO64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.










Japanese Equity Fund
Class A Shares                                                   CUSIP#251555777
Class B Shares                                                         251555769
Class C Shares                                                         251555751
                                                               BDJEFPRO(01/02)
                                                               811-8227

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101